AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

                          SUPPLEMENT DATED JULY 7, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000


     NEW SUB-ADVISER FOR THE AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO


On June 21, 2000, shareholders approved the sub-advisory agreement with Pacific Investment Management Company ("PIMCO") to serve as the new sub-adviser to the AAL Variable Product High Yield Bond Portfolio (the "portfolio"). On July 1, 2000, PIMCO began managing the day-to-day investment of portfolio assets.

PIMCO has entered into a sub-advisory agreement with AAL Capital Management Corporation ("AAL CMC"), the adviser, and the AAL Variable Product Series Fund, Inc.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2000, PIMCO had approximately $186 billion in assets under management.

As of July 1, 2000, Benjamin L. Trosky is the portfolio manager of the AAL Variable Product High Yield Bond Portfolio, replacing David G. Carroll. Mr. Trosky is a Managing Director of PIMCO. He joined PIMCO as a Portfolio Manager in 1990, and has managed fixed income accounts for various institutional clients and mutual funds since that time.



THIS PROSPECTUS SUPPLEMENT MUST ACCOMPANY THE DELIVERY OF ALL PROSPECTUSES ON OR AFTER JULY 7, 2000

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